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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 2000


                    INNOVATIVE GAMING CORPORATION OF AMERICA
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MINNESOTA                        22482                  41-1713864
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
    of incorporation)                    Number)             Identification No.)



    333 Orville Wright Court, Las Vegas, Nevada                    89119
    -------------------------------------------                 ----------
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (702) 614-7199


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Certificates of Designation setting forth the rights and preferences of the Registrant's Series E 6% Convertible Preferred Stock, Series F 6% Convertible Preferred Stock, Series G 6% Convertible Preferred Stock have been filed as Exhibits 3.1(f), 3.1(g) and 3.1(h), respectively, to this Form 8-K and are incorporated herein by reference. Also attached to this Form 8-K and incorporated herein by reference are the agreements entered into by the Registrant in connection with the Registrant's offering of shares of these series of preferred stock.

ITEM 7. FINANCIAL STATEMENTS, FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS

3.1(a) Articles of Incorporation, as amended (Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (File No. 33-61492C) (the "SB-2")

3.1(b) Certificate of Designation relating to Series B Convertible Preferred Stock (Incorporated herein by reference to Exhibit 4 to the Company's report on Form 10-Q for the quarter ended March 31, 1998) (the "March 31, 1998 10-Q")

3.1(c) Articles of Amendment of Certificate of Designation of Series B Convertible Preferred Stock as filed June 1, 1999 (Incorporated herein by reference to Exhibit 3.1(c) to the Company's report on Form 8-K file June 7, 1999) (the "June 7, 1999 8-K")

3.1(d) Certificate of Designation relating to Series C Convertible Preferred Stock as filed June 1, 1999 (Incorporated herein by reference to Exhibit 3.1(d) to the June 7, 1999 8-K)

3.1(e) Certificate of Designation relating to Series D Convertible Preferred Stock (Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 filed January 13, 2000)

3.1(f) Certificate of Designation relating to Series E 6% Convertible Preferred Stock

3.1(g) Certificate of Designation relating to of Series F 6% Convertible Preferred Stock

3.1(h) Certificate of Designation relating to of Series G 6% Convertible Preferred Stock

4.1      Form of Common Stock Purchase Warrant



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 4.2     Schedule identifying material details of common stock purchase warrants issued by the Registrant substantially identical to the warrant filed as Exhibit 4.1

 4.3 Common Stock Purchase Warrant, dated as of December 1, 2000, issued to Wayne W. Mills.

10.1     Form of Series E Securities Purchase Agreement

10.2     Form of Registration Rights Agreement

10.3 Schedule identifying material details of the Securities Purchase Agreements and the Registration Rights Agreements entered into by the Registrant substantially identical to the form of agreements filed as Exhibits 10.1 and 10.2

10.4 Series F Securities Purchase Agreement, dated as of December 1, 2000, by and between the Registrant and Wayne W. Mills

10.5 Registration Rights Agreement dated as of December 1, 2000, by and between the Registrant and Wayne W. Mills.

10.6     Form of Securities Exchange Agreement

10.7 Schedule identifying material details of the Securities Exchange Agreements entered into by the Registrant substantially identical to the Form of Securities Exchange Agreement filed as Exhibit 10.6



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INNOVATIVE GAMING CORPORATION OF AMERICA
                                        (Registrant)



Date: February 14, 2001                 By: /s/ Roland M. Thomas
                                           -------------------------------------
                                            Name:  Roland M. Thomas
                                            Title: Chairman and Chief Executive
                                                   Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION                                                           PAGE
-----------      -----------                                                           ----
 3.1(f)          Certificate of Designation of Series E 6% Convertible Preferred
                 Stock

 3.1(g)          Certificate of Designation of Series F 6% Convertible Preferred
                 Stock

 3.1(h)          Certificate of Designation of Series G 6% Convertible Preferred
                 Stock

 4.1             Form of Common Stock Purchase Warrant

 4.2 Schedule identifying material details of common stock purchase warrants issued by the Registrant substantially identical to the warrant filed as Exhibit 4.1

 4.3             Common Stock Purchase Warrant, dated as of December 1, 2000, issued to Wayne W. Mills.

10.1             Form of Series E Securities Purchase Agreement

10.2             Form of Registration Rights Agreement

10.3             Schedule identifying material details of the Securities
                 Purchase Agreements and the Registration Rights Agreements entered into by the Registrant substantially identical to the form of agreements filed as Exhibits 10.1 and 10.2

10.4             Series F Securities Purchase Agreement, dated as of December 1,
                 2000, by and between the Registrant and Wayne W. Mills.

10.5             Registration Rights Agreement dated as of December 1, 2000, by and between the Registrant and Wayne W. Mills.

10.6             Form of Securities Exchange Agreement

10.7             Schedule identifying material details of the Securities
                 Exchange Agreements entered into by the Registrant substantially identical to the Form of Securities Exchange
                 Agreement filed as Exhibit 10.6


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